Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “Amendment”) is made as of this 11th day of March, 2013, by and among SL INDUSTRIES, INC., a New Jersey corporation (the “Parent Borrower”) and each of the entities listed as a Borrower on the signature pages hereto (together with the Parent Borrower, collectively and individually as the context may require, “Borrower”), each of the entities listed as a GUARANTOR on the signature pages hereto (collectively and individually as the context may require, “Guarantor” and collectively with the Borrower, the “Loan Parties”), the financial institutions which are now or which hereafter become a party hereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.           On August 9, 2012, Loan Parties, Lenders and Administrative Agent entered into a Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”).  The Credit Agreement and all other documents executed in connection therewith are collectively referred to herein as the “Existing Financing Agreements.”  All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.           The Loan Parties have requested, and the Administrative Agent and the Lenders have agreed, to amend certain terms and provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.           Amendments to Credit Agreement.  Upon the Effective Date, the Credit Agreement shall be amended as follows:

(a)           Definitions.  The following definitions set forth in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety as follows:

“Letter of Credit” shall mean the letters of credit (including any Designated Usage Letter of Credit) issued under Section 2.9.1.1 [Issuance of Letters of Credit] and Section 2.9.1.2 [Issuance of DOJ/EPA Letter of Credit].

“Letter of Credit Sublimit” shall mean the lesser of (a) an amount equal to $5,000,000 plus the aggregate amount of Designated Usage Letters of Credit issued and outstanding under the Designated Usage LC Sublimit or (b) $25,000,000.

(b)           New Definitions.  The following new definitions shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Designated Usage Letter of Credit” shall mean a Letter of Credit (other than a DOJ/EPA Letter of Credit) issued for the account of the Borrower for the sole purpose of covering remediation and other cleanup costs associated with environmental liabilities under the DOJ/EPA Agreements, for which the Administrative Agent has received satisfactory evidence of the Borrower’s proposed usage.

 “Designated Usage LC Sublimit” shall mean, with respect to Designated Usage Letters of Credit, an amount not to exceed, in the aggregate at any time, the difference between $25,000,000 and the amount of issued and outstanding Letters of Credit (other than Designated Usage Letters of Credit and DOJ/EPA Letters of Credit).

(c)           Letter of Credit Sublimit.  Section 2.9.1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

2.9.1.1                            Borrower may at any time prior to the Expiration Date request the issuance of a standby or trade letter of credit on behalf of itself or another Loan Party, or the amendment or extension of an existing Letter of Credit, by delivering or having such other Loan Party deliver to the Issuing Lender (with a copy to the Administrative Agent) a completed application and agreement for letters of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance.  Promptly after receipt of any letter of credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, such Issuing Lender will provide Administrative Agent with a copy thereof.  Unless the Issuing Lender has received notice from any Lender, Administrative Agent or any Loan Party, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 7 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Issuing Lender or any of the Issuing Lender's Affiliates will issue a Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than the date which is 364 days after the Expiration Date and provided further that; (i) Borrower shall Cash Collateralize such Letter of Credit Obligations if required pursuant to Section 2.9.11, and (ii) in no event shall (a) the Letter of Credit Obligations (other than the DOJ/EPA Letter of Credit Obligations) exceed, at any one time, the Letter of Credit Sublimit or (b) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.  Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Section 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit.  Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(b)           Indebtedness.  Clause (v) of Section 8.2.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

(v)           Any (i) Lender Provided Interest Rate Hedge, (ii) other Interest Rate Hedge approved by the Administrative Agent, (iii) Indebtedness under any Other Lender Provided Financial Services Product; provided however, the Loan Parties and their Subsidiaries shall enter into a Lender Provided Interest Rate Hedge or another Interest Rate Hedge only for hedging (rather than speculative) purposes, or (iv) other agreements or arrangements pursuant to which a financial institution provides foreign currency exchange services to the Loan Parties, provided, however that all obligations arising from such agreements or arrangements shall be on an unsecured basis and that such obligations shall not exceed at any time an aggregate amount equal to $3,500,000;

2.           Representations and Warranties.  Each Loan Party hereby:

(a)           reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)           reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c)           represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)           represents and warrants that since August 9, 2012, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e)           represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(f)           represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

3.           Security Interest.  As security for the payment and performance of the Obligations, and satisfaction by the Loan Parties of all covenants and undertakings contained in the Credit Agreement, the Loan Documents and the Existing Financing Agreements, each of the Loan Parties reconfirms the prior grant of the security interest in and first priority, perfected lien in favor of Administrative Agent, for its benefit and the ratable benefit of each Lender, upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located.

4.           Confirmation of Indebtedness.  Loan Parties confirm and acknowledge that as of the close of business on March 8, 2013, Borrower was indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $490,119.00, comprised of $0 of outstanding Revolving Credit Loans and $490,119.00 for issued and outstanding Letters of Credit, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

5.           Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship dated August 9, 2012, as amended, restated, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrower and each other Guarantor to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents.

6.           Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           Administrative Agent shall have received this Amendment duly executed by Lenders and all Loan Parties;

(b)           Execution and/or delivery of all other agreements, instruments and documents requested by Administrative Agent to effectuate and implement the terms hereof;

(c)           Loan Parties shall have paid an amendment fee to Administrative Agent in the amount of Four Thousand Dollars ($4,000) which Borrowers acknowledge was fully earned and payable upon execution of this Amendment; and

(d)           Loan Parties shall have paid or reimbursed Administrative Agent for its reasonable attorneys’ fees and expenses as required under the Credit Agreement, including those in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto, including attorneys’ fees in the amount of Five Thousand Three Hundred and Ninety Four Dollars ($5,394).

7.           Reaffirmation of Existing Financing Agreements.  Except as expressly modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the Existing Financing Agreements, are hereby reaffirmed and shall continue in full force and effect as therein written.

8.           Release.  As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, Borrower and each Guarantor hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees (the “Released Parties”) from any liability, damage, claim, loss or expense of any kind that Borrower, Guarantors, or any of them, may have against Released Parties, or any of them, arising out of or relating to the Obligations, this Amendment or the Loan Documents.

9.           Miscellaneous.

(a)           No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)           The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)           No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)           The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)           This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:	SL INDUSTRIES, INC.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	CFO, Secretary and Treasurer

SL DELAWARE, INC.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

SL DELAWARE HOLDINGS, INC.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

TEAL ELECTRONICS CORPORATION

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

RFL ELECTRONICS INC.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

SL MONTEVIDEO TECHNOLOGY, INC.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

SL SURFACE TECHNOLOGIES, INC.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CEDAR CORPORATION

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

MTE CORPORATION

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

MEX HOLDINGS LLC

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

SL POWER ELECTRONICS CORPORATION

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

SLGC HOLDINGS, INC.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

GUARANTORS:	SL POWER ELECTRONICS LTD.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Secretary and Director

INDUSTRIAS SL, S.A. DE C.V.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Treasurer and Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CONDOR POWER SUPPLIES DE MEXICO, S.A. DE C.V.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Treasurer and Director

SL XIANGHE POWER ELECTRONICS CORP.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	VP and Director

SL SHANGHAI POWER ELECTRONICS CORP.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	VP and Director

SL SHANGHAI INTERNATIONAL TRADING CORP.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	VP and Director

CEDRO DE MEXICO, S.A. DE C.V.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

TPE DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Secretary, Treasurer and Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Kirk M. Mader
	Name:	Kirk M. Mader
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]